U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

of earliest event reported)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 18, 2015

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Commission File No. 333-123465

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Universal Bioenergy, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	20-1770378
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

18100 Von Karman Avenue,  Suite 850

Irvine, CA 92612

 (Address of principal executive offices)

  (949) 272-5677

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Compensatory Arrangements of Certain Officers

On May 11, 2015,  by the Written Consent Of The Holders Of A Majority Of The Voting Shares Of Universal Bioenergy, Inc.”, dated May 11, 2015, the Company approved the election, appointment and reconfirmation of the following members to the Board of Directors of the Corporation:

Vince M. Guest – Director - (returning member)

Solomon Ali – Director - (returning member)

The Members indicated shall hold office until the next annual shareholders' meeting or otherwise in accordance with the Corporations Bylaws, and shall have the authority to perform all such duties in the management of the corporation as may be required by the Articles of Incorporation, the Bylaws or by resolution of the Board of Directors of the corporation.

Kenneth L. Harris – Chief Operations  Officer

Kenneth L. Harris was appointed as  Chief Operations Officer (COO) on March 26, 2015.  Mr. Harris was hired and appointed as COO by Vince M. Guest, President and CEO, based on the authority granted to him by the Board of Directors. Mr. Harris will be responsible for managing the  hands-on operational aspects of Universal Bioenergy, its subsidiaries, affiliates, and partnerships and assist the CEO in the aggressive and successful growth of the Company.  Mr. Harris previously served as President and CEO of NDR Energy Group LLC, a subsidiary of the Company since April 1, 2011. Ken has 22 years of experience as an Attorney; with experience in business operations, management, negotiations of NAESB supply and purchase contracts, business development, regulatory compliance and organizational development. Mr. Harris has worked as an Attorney with a legal practice covering business transactions, tort litigation, criminal law, personal injury, and sports agency management. He also serves as a Founder / Partner with the law firm of

Ken Harris and Associates.  Previously he worked as a Founding Partner for Todd, Parham, Harris and Dixon, a Founding Partner for Harris and Drummond, an Associate with Hoover and Williams, an Associate with Wishart, Norris, Henninger & Pittman Associates.  Ken received a B.A. in Political Science, and a Juris Doctorate from the University of North Carolina at Chapel Hill.

Rickey Hart – Vice President of Business Development - Western Region

Rickey Hart was appointed as Vice President of Business Development of the Western Region on March 26, 2015. Mr. Hart will responsible for the development and performance of all sales activities in the Western Region of the U.S. Mr. Hart will direct a sales team and provide leadership towards the achievement of maximum profitability and growth for the Company. Mr. Hart will also establish plans and strategies to expand the customer base and contribute to the development of training of the Sales Managers and Sales Support staff. Mr. Hart previously served as Vice President of Business Development for NDR Energy Group LLC. He has over 25 years of professional experience; which includes 16 years in the oil and gas industry. His industry experience covers operations, marketing, and business development, negotiations of NAESB supply and purchase contracts, sales of natural gas, propane, lubricants, and related energy services.  He has also developed new markets for products, sales of pipeline transmission capacity, managed sales teams, and sales and promotions programs for many companies during his career. In his role as Vice President of Business Development, Mr. Hart will not serve as an official Corporate Officer for the Company.

Gina Roy – Vice President of Business Development - Eastern Region

Gina Roy was appointed as Vice President of Business Development of the Eastern Region on March 26, 2015. Ms. Roy will responsible for the development and performance of all sales activities in the Eastern Region of the U.S. Ms. Roy will direct a sales team and provide leadership towards the achievement of maximum profitability and growth in line with the Company vision and values. Ms. Roy will also establish plans and strategies to expand the customer base and contribute to the development of training of the Sales Managers and Sales Support staff. Ms. Roy previously served as Operations Manager for NDR Energy Group LLC, where she was responsible for customer sales, daily operations, business development and managing supplier relationships.  In her role as Vice President of Business Development, Ms. Roy will not serve as an official Corporate Officer for the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2015, the Company filed with the Nevada Secretary of State a Certificate of Amendment to the Company’s Articles of Incorporation. The Amendment was approved by a Unanimous Written Consent of all the  Directors of  Universal Bioenergy, Inc., on May 11, 2015, pursuant to the authority granted them by a “Written Consent Of The Holders Of A Majority Of The Voting Shares Of Universal Bioenergy, Inc.”, dated May 11, 2015, which  granted to the Board of Directors the full right and authority to  increase or otherwise change the authorized shares of Common Stock and Preferred Stock. A complete copy of the Amendment is attached as Exhibit 3.1  The Amendment incorporated the following changes;

a.

Increased the number of authorized shares of the Corporation’s common stock from 3,000,000,000 to a total of   6,500,000,000 shares with a par value of $0.0001 per share.

Item 8.01 Other Events

Corporate Reports and SEC Filings

Universal is working with its Accountants and  Auditors to  complete all of the Company’s financial statements,  annual and quarterly reports to be filed with the SEC.  The Company in conjunction with its Accountants, independent Auditors and legal counsel, intends to review and update  all of its financial records and related documentation  to bring them  current for filing with the SEC to ensure the Company is in full compliance with GAAP and SEC guidelines.  We believe, the updated records should have a very positive effect on the Company and may bring added value for our shareholders.

Corporate Reorganization, Restructuring and Recapitalization

On May 11, 2015, by Written Consent Of The Holders Of A Majority Of The Voting Shares Of Universal Bioenergy, and by Unanimous Written Consent of all the  Directors of  Universal Bioenergy, the Majority of the Shareholders and the Board of Directors approved the reorganization, restructuring and recapitalization of the Corporation, which includes the issuance of  new classes of Common and Preferred Stock to improve the Corporations capital structure.

The Board of Directors shall have the full right and authority to  increase, decrease, approve and effect a forward stock split, a reverse stock split, change the par value, or otherwise change the authorized and outstanding shares of Common Stock and Preferred Stock, without any further Shareholder action or approval. The Board of Directors shall have the full right and authority  to issue and divide such shares, at any time and from time to time, into one or more classes, or series or both, as the Board may delegate, and to determine for any such class or series its designations, registration rights, voting rights, delegations, preferences and privileges, including without limitation, conversion rights.

Whitesburg Friday Branch Mine

On May 11, 2015, by Written Consent Of The Holders Of A Majority Of The Voting Shares Of Universal Bioenergy, the Majority of the Shareholders granted  to the Board of Directors the full right and authority to sell, convey, assign, set over and/or transfer all or substantially all the Corporations ownership/equity  member interests in the property and assets of the Whitesburg Friday Branch Mine LLC, (“Whitesburg”), a Kentucky Limited Liability Company without any further Shareholder action or approval.

On May 11, 2015, by Unanimous Written Consent of all the  Directors of  Universal Bioenergy, the Board approved a resolution to sell, convey, assign, set over and/or transfer all or substantially all the Corporations ownership/equity  member interests in the property and assets of the Whitesburg Friday Branch Mine LLC, (“Whitesburg”), a Kentucky Limited Liability Company. The Board of Directors has not made a determination to sell or otherwise dispose of “Whitesburg” at this time.

Universal Bioenergy Inc., Completes Stock Repurchase from Global Energy Group

On October 21, 2014, the Company approved a Stock Purchase Agreement between the Company and Global Energy Group LLC, an affiliated party, whereby the Company re-purchased 475,000,000 shares of the Company’s common stock from that party in a private transaction. The Company subsequently cancelled the shares of common stock and returned them to the Corporate treasury. The repurchase demonstrates our strong confidence in the long-term growth prospects of the Company, and our commitment to return value to  our shareholders. The purchase price for the 475,000,000 million shares included 2,375,000 restricted Series A Preferred shares of stock and $50,000 in cash consideration. On March 6, 2015, the Company issued Two Million, Three Hundred Seventy Five Million (2,375,000) restricted shares of its Series A Preferred Stock to Global Energy Group with each share having a stated value of One Dollar and Sixty Cents ($1.60), which shares have a total stated value equal to the sum of Three Million, Eight Hundred Thousand Dollars ($3,800,000). The preferred shares granted to  the shareholder are  irrevocable and  the shareholder is granted full rights, title and interests in the “shares”, on October  21, 2014. The preferred shares pay an annual cash dividend in the amount of fifteen percent (15%) or twenty four cents ($0.24) for each preferred share of stock held by the shareholder. The dividend payments shall be paid on a quarterly basis beginning on the last day of the first calendar quarter.

Greenwood Finance Group LLC Acquires Promissory Notes of the Company

It was reported to the Company, on or around May 18, 2015, by Solomon Ali our Senior Vice President and a Director, that in the month January 2015, Greenwood Finance Group LLC (“Greenwood”), (a subsidiary of Revolutionary Concepts Inc.), acquired a portfolio of 9 of the Company’s Promissory Notes, with a principal amount of approximately $150,660 from various Note Holders of the Company in a non-public, private transaction directly from the individual Note Holders. All of the Promissory Notes are over six months old,  have the option to convert them into common stock of the Company and are disclosed in the Company’s filings with the SEC. Solomon Ali is also Senior Vice President and a Director of Revolutionary Concepts Inc., and was appointed as  Corporate Secretary for Greenwood Finance in March of 2015.  Due to the fact that

Solomon Ali is an Officer and Director of Universal Bioenergy Inc., and is also an Officer and Director of Revolutionary Concepts Inc., and its subsidiary Greenwood Finance Group, therefore Greenwood may be deemed to be an affiliate of the Company.

Pursuant to  Rule 144 of the Securities Act of 1933, control securities are those held by an affiliate of the issuing company.  An affiliate is a person, such as an officer, director or large shareholder, (e.g. owning 10% of a company’s outstanding shares), in a relationship of control with the issuer.  Control means the power to direct the management and policies of the company in question, whether through the ownership of voting securities, by contract, or otherwise. Any shares issued to Greenwood upon conversion would be restricted securities. Restricted securities are securities acquired in unregistered, private sales from the issuer or from an affiliate of the issuer. Investors typically receive restricted securities through private placement offerings pursuant to Regulation D, employee stock benefit plans, as compensation for professional services, or in exchange for providing "seed money" or start-up capital to the company. Rule 144(a)(3) identifies what sales result in  restricted securities.  Pursuant to  Rule 144 of the Securities Act of 1933, control securities are those held by an affiliate of the issuing company.  An affiliate is a person, such as an officer, director or large shareholder, (e.g. owning 10% of a company’s outstanding shares), in a relationship of control with the issuer.  Control means the power to direct the management and policies of the company in question, whether through the ownership of voting securities, by contract, or otherwise.

Therefore, in the event Greenwood elected to convert its Notes to common stock of the Company it would be subject to the limitations of  Rule 144 on sales of any of its stock. The restrictions on the sales of restricted stock per Rule 144 include  holding the stock for a minimum of six months after issuance,  (subject to the issuance date and the holding period for the  Note(s), and it would therefore be limited to selling an amount equal to 1% of the Company’s issued and outstanding shares every 90 days. When and if it did decide to sell any of its stock, the federal securities laws  require them to file a Form 144,  (Notice of Proposed Sale of Securities), notifying the SEC of their intent to sell any of its stock in accordance with the Rule 144 guidelines and limitations.

It was reported to us, that in the event Greenwood Finance Group, elected to convert the Notes to common stock of the Company, Solomon Ali in his role as Secretary of Greenwood, could be (but not necessarily be), involved in managing, supervising  or otherwise coordinating the process of the conversion the Notes to our common stock and possibly selling them in either in a non-public private transaction or in  open market transaction(s). Due to potential conflicts of interests, (in the event Greenwood elects to convert the Notes to common stock), Solomon Ali may or may not, formally elect to recuse himself from any direct or indirect involvement in the process of managing, supervising or coordinating the conversion of,  and the selling of the Notes, and direct that Greenwood have that process managed by an independent third party.

To our knowledge, Greenwood Finance Group has not converted any of the Notes to common stock or otherwise  sold or disposed of any of the  securities of the Company

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.6.01

Employment Agreement by and between Universal Bioenergy and Kenneth L Harris

(d) Exhibits

3.1

       Amendment to Articles of Incorporation and Exhibit A

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Bioenergy, Inc.
Date: May 18, 2015	By:	/s/ Vince M. Guest
Vince M. Guest Chief Executive Officer